UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 17, 2023

Smith-Midland Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13752	54-1727060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. Box 300, 5119 Catlett Road

Midland, Virginia 22728

(Address of principal executive offices)

(540) 439-3266

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SMID	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 17, 2023, Smith-Midland Corporation (the “Company”) received a letter from Nasdaq indicating that it was not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires the timely filing of all required periodic financial reports with the Securities and Exchange Commission. The required filing in question is the Company’s Quarterly Report in Form 10-Q for the quarterly period ended June 30, 2023 (the “Form 10-Q”). The delay in filing is related to the Company’s transition to a new independent registered accounting firm and is not related to any of the Company’s internal financial reporting processes or controls.

As described in Item 4.01 below, the Company has retained, on August 23, 2023, BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm. It is anticipated that BDO will commence its review of the Form 10-Q shortly, after which the Company will be able to file the Form 10-Q, which will resolve the late filing issue.

Item 4.01	Change in Registrant’s Certifying Accountant.

(a) On August 23, 2023, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company, approved the engagement of BDO USA LLP (“BDO”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023.

(b) During the two most recent fiscal years and the subsequent interim periods through August 23, 2023, neither the Company nor anyone acting on its behalf has consulted with BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K, outside of the scope of work related to the previous engagement of BDO as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No	Exhibit Description
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2023
SMITH-MIDLAND CORPORATION

By: /s/ Stephanie Poe
Stephanie Poe Chief Financial Officer

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